EXHIBIT 99.2



OCWEN ASSET INVESTMENT CORP.
SUPPLEMENTAL FINANCIAL DATA

841 PRUDENTIAL DRIVE BUILDING

OTHER OPERATING DATA
--------------------------------------------------------------------------------


         DEPRECIATION. For federal income tax purposes, the basis, net of accumulated depreciation, of the 841 Prudential Drive property aggregated approximately $32.7 million at July 22, 1998. A land only valuation of this property has been ordered, which may modify the tax basis of this property. The real property associated with the 841 Prudential Drive property (other than land) generally will be depreciated for federal income tax purposes over 39 years using the straight-line method. For financial reporting purposes, the 841 Prudential Drive property is recorded at its historical cost and is depreciated using the straight-line method over its estimated useful life, which is estimated to be 39 years.

         REAL ESTATE TAXES. The 1997 annual real estate taxes paid on the 841 Prudential Drive property were approximately $631,729. The Duval county real estate tax is 1.92 percent of assessed value.

         OCCUPANCY. At June 30, 1998, the 841 Prudential Drive property was leased to three tenants engaged in insurance and food services. Information about the occupancy rate and the average effective annual rental per square foot for the 841 Prudential Drive property for the last five years is not meaningful. The building was substantially occupied by its owner, Prudential Insurance Co. of America, during this period.

         LEASE EXPIRATIONS. The following table sets forth a summary schedule of the total lease expirations for the 841 Prudential Drive property for leases in place as of July 22, 1998, assuming that none of the tenants exercise renewal options or termination rights, if any, at or prior to the scheduled expirations.


Year of                                                                                                               2008
Lease                                                                                                                  and
Expiration              1998    1999       2000       2001         2002     2003     2004    2005     2006     2007  Beyond
----------------------  ----    ----       ----       ----         ----     ----     ----    ----     ----     ----  ------
No. of Leases
 Expiring ............    0       0            1          1             1     0        0      0        0       0       0

Square
 Footage of
 Expiring Leases .....    0       0        2,917      2,832       474,570     0        0      0        0       0       0

Percent of Total
 Leased Square Feet ..    0%      0%         0.6%       0.6%         98.8%    0%       0%     0%       0%      0%      0%

Annualized Rent of
 Expiring Leases .....   $0      $0    $  30,874    $43,324    $7,555,154     0       $0     $0       $0      $0      $0

Percent of Total
 Annualized Rent .....    0%      0%         0.4%       0.6%           99%    0%       0%     0%       0%      0%      0%

Annualized
 Rent per Square
 Ft. of Expiring
 Leases ..............   $0      $0    $   10.58   $  15.30    $    15.92     0       $0     $0       $0      $0      $0

         At July 22, 1998, the only tenant of the 841 Prudential Drive property which occupied ten percent or more of the rentable square footage in the building was Prudential Insurance Company of America ("Prudential"), which is engaged in the insurance business. Prudential leases 474,570 rentable square feet on 22 floors. The other two minor leases totaling 5,749 square feet, provide support services for Prudential.

10 UN PLAZA

STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(Unaudited)
--------------------------------------------------------------------------------

REVENUES
    Rental income .................................   $575,534
    Lease termination income ......................    230,000
    Recoveries ....................................     33,067
    Other .........................................     41,947
                                                      --------
                                                       880,548

CERTAIN EXPENSES
    Real estate and property taxes ................     41,666
    Utilities .....................................     44,183
    Janitorial ....................................     44,147
    Service expenses ..............................     55,598
    Repairs and maintenance .......................     21,095
    Depreciation and amortization .................     98,012
    Property management and administrative expenses    212,524
                                                      --------
                                                       517,225
                                                      --------

REVENUE IN EXCESS OF CERTAIN EXPENSES .............   $363,323
                                                      --------


    The accompanying notes are an integral part of these financial statements.

10 UN PLAZA

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------

1.       ORGANIZATION AND OPERATION OF PROPERTY:

         For the purpose of the accompanying statement of revenues and certain expenses (the "financial statements"), 10 UN Plaza (the "Property") is a 71,636 square foot, six-story, Class B office building located in the civic center district of San Francisco, which was acquired by Ocwen
         Asset Investment Corp. (the "Company") on September 3, 1997. The Company purchased the Property, which was built in 1982, for $9.1 million. At the date of acquisition, the Property was substantially leased and the average rent per square foot was $13.76, which the Company believes is below current market levels. The Property was 45 percent leased as of June 30, 1998, and over 93 percent of total rentable space will become available by September 1998. Short-term holdover agreements were negotiated with two of the Property's largest tenants to allow them time to relocate from the Property, with rental rates during the holdover terms ranging from $25.00 to $38.00 per square foot. The Property is currently being marketed for lease to tenants with full floor or full building space requirements, and the Company is under active negotiation with several companies for rents in the upper $20 per square foot range. The Company is investing approximately $3.5 million in this property to fund cosmetic improvements to enhance the lobby and hallways, install upgrades to conform with the Americans with Disabilities Act, fund deferred maintenance and tenant improvements and pay leasing commissions.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         BASIS OF PRESENTATION

         The accompanying financial statement has been prepared on the accrual basis of accounting.

         INTERIM FINANCIAL STATEMENT

         The interim financial statement for the six months ended June 30, 1998 is unaudited. However, in the opinion of the property's management, the interim financial statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the full year or any other period.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

         REVENUE RECOGNITION

         Base rents are recognized on a straight-line basis over the terms of the lease agreements as required under generally accepted accounting principles.

         REPAIRS AND MAINTENANCE

         Expenditures for repairs and maintenance are charged to operations as incurred. Betterments that improve or extend the life of the asset beyond its original condition are capitalized.

10 UN PLAZA

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------

3.       TENANT LEASES:

         Approximately 45 percent of the total rentable area of the office building had been leased under executed lease agreements as of June 30, 1998, and over 93 percent of total rentable space will become available by September 1998. Future base rentals to be received under these lease agreements as of December 31, 1998 are as follows:

                YEAR ENDING       SQUARE FEET OCCUPIED AT
                DECEMBER 31,          DECEMBER 31, (1)         RENT (2)
                ------------          ----------------         --------

                    1998                   6,317            $  626,086
                    1999                   6,317               109,201
                    2000                   5,160                92,880
                    2001                   5,160                92,880
                    2002                   5,160                 7,740
                 Thereafter                    0                     0

         (1) The square feet projections are based on existing leases only and assume no renewals or new leases.
         (2) Rent projections are based on 12 months and assume rent is recognized on a straight-line basis.

         For the six months ended June 30, 1998 (unaudited), the property received approximately $575,534, or 65.4 percent of total rental revenue from four leases.

4.       PROPERTY MANAGEMENT AND ADMINISTRATIVE EXPENSES:

         The property incurred management fees, which totaled $13,151 for the six months ended June 30, 1998. In addition, during the six months ended June 30, 1998 the property incurred salary and benefit expenses for full time employees of $68,832 and other property administrative costs of $130,541.

690 MARKET STREET

STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(Unaudited)
--------------------------------------------------------------------------------

REVENUES
    Rental income .................................   $823,687
    Lease termination income ......................         --
    Recoveries ....................................     72,772
    Other .........................................     13,608
                                                      --------
                                                       910,067

CERTAIN EXPENSES
    Real estate and property taxes ................     54,588
    Utilities .....................................     61,886
    Janitorial ....................................     43,386
    Service expenses ..............................     52,607
    Repairs and maintenance .......................     22,765
    Depreciation and amortization .................    116,602
    Property management and administrative expenses    213,821
                                                      --------
                                                       565,655
                                                      --------

REVENUE IN EXCESS OF CERTAIN EXPENSES .............   $344,412
                                                      --------

   The accompanying notes are an integral part of these financial statements.

690 MARKET STREET

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------

1.       ORGANIZATION AND OPERATION OF PROPERTY:

         For the purpose of the accompanying statement of revenues and certain expenses (the "financial statement"), 690 Market Street (the "Property") is a 124,692 square foot, 16-story, Class C office building located in the financial district of San Francisco, California, which was acquired by Ocwen Asset Investment Corp. (the "Company") on January 23, 1998. The Property was purchased for $13.7 million. The Property was originally constructed in 1888 and has undergone numerous renovations. At the date of acquisition, approximately 41 percent of the building was available for re-leasing by the end of 1998 and existing rents for this occupied space averaged $14.06 per square foot, which the Company believes is below current market levels. The building was 72 percent leased as of June 30, 1998. The Company is investing approximately $4.3 million to install structural upgrades, a sprinkler system and upgrades to conform with the Americans with Disabilities Act, fund deferred maintenance and tenant improvements, and pay leasing commissions. The Company is currently implementing a new leasing program at the property to coincide with the renovation schedule and has renewed existing leases in the mid $20 per square foot range, which represents an approximately 30 percent increase.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         BASIS OF PRESENTATION

         The accompanying financial statement has been prepared on the accrual basis of accounting.

         INTERIM FINANCIAL STATEMENT

         The interim financial statement for the six months ended June 30, 1998 is unaudited. However, in the opinion of the property's management; the interim financial statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the full year or any other period.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

         REVENUE RECOGNITION

         Base rents are recognized on a straight-line basis over the terms of the lease agreements as required under generally accepted accounting principles.

         REPAIRS AND MAINTENANCE

         Expenditures for repairs and maintenance are charged to operations as incurred. Betterments that improve or extend the life of the asset beyond its original condition are capitalized.

690 MARKET STREET

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------


3.       TENANT LEASES:

         Approximately 72 percent of the total rentable area of the office building had been leased under executed lease agreements as of June 30, 1998, and approximately 41 percent of total rentable space will become available for re-leasing by the end of 1998. Future base rentals to be received under these lease agreements as of December 31, 1998 are as follows:

                      YEAR ENDING      SQUARE FEET OCCUPIED AT
                      DECEMBER 31,         DECEMBER 31, (1)          RENT (2)
                      ------------         ----------------          --------

                          1998                    77,514           $1,999,678
                          1999                    66,723            1,552,106
                          2000                    61,545            1,441,904
                          2001                    49,819            1,326,171
                          2002                    31,351            1,141,926
                       Thereafter                 31,351            1,369,604

         (1) The square feet projections are based on existing leases only and assume no renewals or new leases.
         (2) Rent projections are based on 12 months and assume rent is recognized on a straight-line basis.

         For the six months ended June 30, 1998 (unaudited), the property received approximately $823,687, or 90.5 percent of total rental revenue from 59 leases.

4.       PROPERTY MANAGEMENT AND ADMINISTRATIVE EXPENSES:

         The property incurred management fees, which totaled $20,634 for the six months ended June 30, 1998. In addition, during the six months ended June 30, 1998 the property incurred salary and benefit expenses for full time employees of $84,377 and other property administrative costs of $108,810.

PARK CENTER 1

STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(Unaudited)
--------------------------------------------------------------------------------

REVENUES
    Rental income .................................   $     --
    Other .........................................         --
                                                      --------


CERTAIN EXPENSES
    Depreciation and amortization .................      3,278
    Property management and administrative expenses     56,542
                                                      --------
                                                        59,820
                                                      --------

REVENUE IN EXCESS OF CERTAIN EXPENSES .............   $(59,820)
                                                      --------


   The accompanying notes are an integral part of these financial statements.

PARK CENTER 1

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------

1.       ORGANIZATION AND OPERATION OF PROPERTY:

         For the purpose of the accompanying statement of revenues and certain expenses (the "financial statements"), Park Center I (the "Property") is an approximately 44,000 square foot, four-story, suburban office building located on a frontage road to Interstate 75 in Dayton, Ohio, which was acquired by Ocwen Asset Investment Corp. (the "Company") on April 3, 1998. The Property was constructed in 1981, and the Property was acquired by foreclosure on the loan secured by the Property, which was acquired by the Company at a discount in September 1997. The building is currently vacant and configured for single tenant use, but may be converted to multi-tenant use. The Company currently is preparing an operating plan for this investment.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         BASIS OF PRESENTATION

         The accompanying financial statement has been prepared on the accrual basis of accounting.

         INTERIM FINANCIAL STATEMENT

         The interim financial statement for the six months ended June 30, 1998 is unaudited. However, in the opinion of the property's management, the interim financial statement includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the full year or any other period.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

         REVENUE RECOGNITION

         Base rents are recognized on a straight-line basis over the terms of the lease agreements as required under generally accepted accounting principles.

         REPAIRS AND MAINTENANCE

         Expenditures for repairs and maintenance are charged to operations as incurred. Betterments that improve or extend the life of the asset beyond its original condition are capitalized.

3.       TENANT LEASES:

         Currently, the building is vacant and configured for single tenant use, but may be converted to multi-tenant use. The Company currently is preparing an operating plan for this investment.

4.       PROPERTY MANAGEMENT AND ADMINISTRATIVE EXPENSES:

         The property incurred management fees and administrative expenses, which totaled $56,542 for the six months, ended June 30, 1998.